EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in this registration statement
on Form  S-8  (File  No.  333-    ) of our  report  dated  March  20,  2001,
on our audit of the consolidated financial statements of Capco Energy, Inc. as of December 31, 2000 and for the year then ended.


/s/ Stonefield Josephson, Inc.
------------------------------
Stonefield Josephson, Inc.


Santa Monica, California
January 22, 2002